UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2011

Vishay Intertechnology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

63 Lancaster Avenue
Malvern, PA	19355-2143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mrs. Ruta Zandman, a director of Vishay Intertechnology, Inc. (“Vishay”) also employed by Vishay as a public relations associate, resigned as an employee, effective June 1, 2011. Mrs. Zandman will continue her service on Vishay’s board of directors as a non-employee director and will be compensated in a manner consistent with other non-employee directors. Mrs. Zandman’s director compensation for 2011 will be pro-rated for the period June 1 to December 31, 2011.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 1, 2011, Vishay’s board of directors voted to adopt an amendment to Vishay’s bylaws to conform the description of the differential voting rights of common stock and Class B common stock set forth in Article I, Section 6 of Vishay’s bylaws to the corresponding provisions set forth in Vishay’s Certificate of Incorporation. The foregoing description is qualified in its entirety by reference to the amended and restated bylaws, incorporated herein as Exhibit 3.2.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

Vishay held its Annual Meeting of Stockholders on June 1, 2011, at which stockholders voted on the election of four directors to hold office until 2014, the ratification of the appointment of Ernst & Young LLP as Vishay’s independent registered public accounting firm for the year ending December 31, 2011, the advisory vote on executive compensation, and the advisory vote on the frequency of the advisory vote on executive compensation.

Each share of common stock is entitled to one vote, and each share of Class B common stock is entitled to ten votes.

The results of the votes of stockholders on each matter set forth at the Annual Meeting are as follows:

Election of Directors

	For	Withheld
Eliyahu Hurvitz
Common stock	115,864,626	6,582,573
Class B common stock	13,380,837	-
Total voting power	249,672,996	6,582,573
Dr. Abraham Ludomirski
Common stock	112,825,388	9,621,811
Class B common stock	13,380,837	-
Total voting power	246,633,758	9,621,811
Wayne M. Rogers
Common stock	112,801,213	9,645,986
Class B common stock	13,380,837	-
Total voting power	246,609,583	9,645,986
Ronald Ruzic
Common stock	119,823,579	2,623,620
Class B common stock	13,380,837	-
Total voting power	253,631,949	2,623,620

Ratification of Appointment of Independent Registered Public Accounting Firm

	For	Against	Abstain
Common stock	135,293,485	1,857,170	311,665
Class B common stock	13,381,099	-	-
Total voting power	269,104,475	1,857,170	311,665

Advisory Vote on Executive Compensation

	For	Against	Abstain
Common stock	91,090,352	29,200,675	2,156,172
Class B common stock	13,362,816	18,021	-
Total voting power	224,718,512	29,380,885	2,156,172

Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation

	Triennially	Biannually	Annually	Abstain
Common stock	28,055,015	495,258	91,638,889	2,258,037
Class B common stock	13,362,816	-	18,021	-
Total voting power	161,683,175	495,258	91,819,099	2,258,037

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Vishay Intertechnology, Inc. dated June 1, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2011

VISHAY INTERTECHNOLOGY, INC.

By:	/s/ Lior E. Yahalomi

Name: Dr. Lior E. Yahalomi
Title: Executive Vice President and
Chief Financial Officer